Exhibit 99.2

Investment Corporation

Second Quarter Results & Conference Call August 09, 2005

Forward-looking Statements

This presentation may contain forward-looking statements under federal securities laws. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties that may cause our performance and results to vary include: (i) changes in overall economic conditions and interest rates; (ii) an inability to originate subprime hybrid/adjustable mortgage loans; (iii) increased delinquency rates in our portfolio; (iv) adverse changes in the securitization and whole loan market for mortgage loans; (v) declines in real estate values; (vi) limited cash flow to fund operations and dependence on short-term financing facilities; (vii) concentration of operations in California, Florida, New York and Texas; (viii) extensive government regulation; (ix) intense competition in the mortgage lending industry; and (x) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules. For a more complete discussion of these risks and uncertainties and information relating to the company, see the Form 10-K for the year ended December 31, 2004 and other filings with the SEC made by the company pursuant to the Securities Exchange Act of 1934. Aames Investment expressly disclaims any obligation to update or revise any forward-looking statements in this presentation.

Slide 2

2nd Quarter 2005 Highlights

Achieved targeted REIT Portfolio of $3.9 billion

Current leverage ratio of 12.3 x

Closed $1.1 billion securitization

100% core hybrid product

Paid quarterly dividend on August 08, 2005

$.034 per share

$1.6 billion in loan production

$236 million, or 17%, over 1Q05

Cost to originate of 2.33% for quarter

20% improvement from first quarter

Slide 3

2005 Strategic Initiatives Update

Value focused production

Focused on long-term ROA from REIT portfolio

Continue to enhance sales plat form and productivity

Expanded super retail branch transition Increase wholesale account executive levels

Reduce overall cost structure

Address competitive pressures through greater efficiencies Leverage technology

Maximize benefits from in-house servicing

Slide 4

Operating Overview

Slide 5

REIT Portfolio

Portfolio Balance $5.0 $4.0 $3.0 $2.0 $1.0 $- $1.7 $2.9 $3.9

Estimated $4.0 - $4.3

12/31/04

03/31/05

06/30/05

9/30/05 (e)

Slide 6 6

($ in billions)

Loan Sales by Quarter

Whole Loan Sales REIT Sales $2,400.0 $2,000.0 $1,600.0 $1,200.0 $800.0 $400.0 $-

($ in millions) $1,770 $1,965

2Q04

3Q04 $2,158 $1,731 $427

4Q04 $1,559 $1,238 $321

1Q05 $1,579 $1,168 $411

2Q05

Hybrid

Fixed, 2 2nds nds,, & Alt-A -A

Slide 7

Production by Quarter

($ in millions) $2,000.0 $1,600.0 $1,200.0 $800.0 $400.0 $-

Retail Loan Production

Wholesale Loan Production

Purchased Loans $1,966 $1,321 $645

2Q04 $1,878 $1,263 $615

3Q04 $1,710 $1,135 $575

4Q04 $1,362 $845 $517

1Q05 $1,598 $52 $921 $625

2Q05

Slide 8

Cost to Originate Trends

(($ in thousands)

Quarter Ended

6/30/2005 6/30/2004 3/31/2005

Total noninterest expense $$ 44,572 $$ 52,398 $$ 41,960

Non-core expense - (3,700) - - - -

Deferred loan origination costs 19,434 12,764 16,620

Loan servicing and other overhead (2,268) (2,521) (3,209)

Total G&A expenses 58,038 62,641 55,370

Fees received on originations (20,901) (16,721) (15,594)

Total Cost to Originate $37,137 $45,920 $39,776

Total Originations $1,597,014 $1,965,869 $1,361,616

Cost Ratios:

Core operating expenses 2.56% 2. 2.67% 2. 3.08% 3.

Deferred loan origination costs 1.22% 1. 0.65% 0. 1.22% 1.

Loan servicing and other overhead (0.14%) . (0.13%) . (0.24%) .

Total G&A expenses 3.64% 3.19% 4.06%

Fees received on originations (1.31%) . (0.85%) . (1.14%) .

Total Cost to Originate 2.33% 2.34% 2.92%

Slide 9

Production Profile

Calendar 2004

Product % WAC LTV FICO

A+/A 86% 7.24% 81% 619

A- 5% 7.78% 77% 560

B 6% 8.09% 76% 559

C 2% 8.75% 71% 549

C- 1% 9.89% 66% 535

2Q 2005

Product % WAC LTV FICO

A+/A 89% 7.42% 79% 627

A- 4% 8.07% 76% 563

B 5% 8.51% 76% 560

C 2% 9.06% 70% 549

C- 0% 10.58% 66% 526

Hybrid Fixed Alt-A 2nd Mortgage I / O

17.0%

0.4%

6.5%

2004 Product Mix

3.7%

FICO 611

LTV 79.9% WAC 7.37%

72.4%

2Q 2005 Product Mix

Hybrid Fixed Alt-A 2nd Mortgage I / O 8.8%

11.9%

FICO 620

LTV 78.8% WAC 7.55%

3.4%

12.6%

63.4%

Slide 10

Financial Review

Slide 11

Consolidated Statement of Operations

($ in millions) Quarter Ended

June 30, 2005 March 31, 2005

Net interest income $40.1 $32.2

Provision for credit losses (11.9) (6.5)

Mark-to-market adjustment (11.5) 9.5

NII after LLP & mark 16.7 35.2

Noninterest income 6.0 6.7

NII and noninterest income $22.7 $42.0

Noninterest expense 44.6 42.0

Operating loss (21.9) (0.0)

Tax provision 0.7 0.8

Net loss $(22.6) $(0.8)

Net loss $(22.6) $(0.8)

Mark-to-market adjustment 11.5 (9.5)

Non-core expenses 3.7 -

Core net loss $(7.4) $(10.3)

EPS

Diluted $(0.37) $(0.01)

Core $(0.12) $(0.17)

Slide 12

Condensed Consolidated Balance Sheet

CONDENSED BALANCE SHEETS

(In thousands) June 30, 2005 December 31, 2004

Assets

Unrestricted cash $63.7 $31.7

Restricted cash 59.5 6.1

Loans held for sale, at lower of cost or market 380.5 485.0

Loans held for investment, net 3,873.9 1,725.0

Residual interests, at estimated fair value 23.8 61.8

Derivative instruments, at estimated fair value 49.2 31.9

Fixed and other assets 66.6 59.3

Total assets $4,517.2 $2,400.8

Liabilities and stockholders’ equity

Non-warehouse debt - $$—- $7.7

ABS financing 3,162.4 1,157.5

Warehouse facilities 967.8 809.2

Accounts payable and accrued liabilities 71.1 68.8

Total liabilities $4,201.3 $2,043.2

Stockholders’ equity 315.9 357.6 .6

Total liabilities and stockholders’ equity $4,517.2 $2,400.8

Slide 13

REIT Portfolio Returns

Quarter Ended

6/30/05 3/31/05

Average loan balance $3,314,356 $2,296,871

Yield on portfolio 59,328 7.16% 41,674 7.26%

Prepayment fees 4,856 0.59% 1,884 0.33%

Amortization of premiums (5,336) -0.64% (1,947) -0.34%

Amortization of deferred loan fees (1,143) -0.14% (672) -0.12%

Gross yield on loans $57,705 6.96% 40,939 7.13%

Interest on funding 29,621 3.57% 17,397 3.03%

Hedge income (4,629) -0.56% (2,630) -0.46%

Hedge costs, net 5,035 0.61% 3,855 0.67%

Other costs 2,110 0.25% 988 0.17%

Net cost to fund 32,137 3.88% 19,610 3.42%

Gross spread 25,568 3.08% 21,329 3.71%

Servicing costs (4,006) -0.48% (2,473) -0.43%

Net interest margin 21,562 2.60% 18,856 3.28%

Management fees & REIT costs (1,772) -0.21% (1,815) -0.32%

Charge offs - 0.00% - 0.00%

Estimated taxable REIT income $19,790 2.39% $17,041 2.96%

Slide 14

REIT Portfolio Growth

Incremental “Street” Sales

Portfolio Balance

($ in billions) $5.0 $4.0 $3.0 $2.0 $1.0 $ - $0.4 $0.3 $0.4 $0.8 - $1.2 $1.7 $2.9 $3.9 $4.0 - $4.3

12/31/04

03/31/05

06/30/05

9/30/05 (e)

Slide 15

2nd Quarter 2005 Summary and Current Outlook $0.34 dividend per share

Continued growth of REIT portfolio - $3.9 billion

Now at target leverage ratio

More efficient ways to increase production

Respond to competitive pressures

Targeted cost reductions

New products less vulnerable to prepayments - 40/30 loans

Slide 16